Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Orbitz
Entity Information [Line Items]
Income Taxes
Income Taxes

We recorded tax expense of $3.4 million and $5.8 million for the three months ended June 30, 2015 and June 30, 2014, respectively, a decrease of $2.4 million. The tax decrease largely reflects lower U.S. based income for which the federal tax liability is deferred and lower income in certain European based subsidiaries.
We recorded tax expense of $2.8 million and $13.0 million for the six months ended June 30, 2015, and June 30, 2014, respectively, a decrease of $10.2 million. The decrease was primarily due to U.S. based income for which the federal tax liability is deferred.

The net deferred tax assets at June 30, 2015 and December 31, 2014 amounted to $145.0 million and $146.3 million, respectively. The substantial majority of the net deferred tax assets relate to U.S. federal taxes.
We have established a liability for future income tax contingencies and liabilities, referred to as unrecognized tax benefits, of $3.3 million as of both June 30, 2015 and December 31, 2014, respectively, that management believes to be adequate. This liability represents the additional taxes that may be paid when the related items are resolved. The total amount of unrecognized benefits that, if recognized, would affect our effective tax rate was $3.3 million at both June 30, 2015 and December 31, 2014. During the next twelve months, we anticipate no reduction to this liability due to the lapsing of statutes of limitations, which would affect our effective tax rate.

In computing the tax provision for both the three and six months ended June 30, 2015, we recognized an income tax provision in tax jurisdictions in which we had pre-tax income for the period and are expecting to generate pre-tax book income during the remainder of fiscal year 2015. We recognized an income tax benefit in tax jurisdictions in which we incurred pre-tax losses for the three and six months ended June 30, 2015, and are expecting to be able to realize the benefits associated with these losses during the remainder of fiscal year 2015 or expect to recognize a deferred tax asset related to such losses at December 31, 2015. Our effective tax rate differs significantly from the U.S. federal statutory rate as we have not recognized any tax benefit for losses in certain jurisdictions that we expect will not be realized and for which we have previously established a valuation allowance against the deferred tax assets.

Income Taxes

Pre-tax income/(loss) for U.S. and non-U.S. operations consisted of the following:

Year Ended December 31,
2014
(in thousands)
U.S.	$67,093
Non-U.S.	(22,532)
Income/(loss) before income taxes	$44,561

The provision/(benefit) for income taxes consisted of the following:

Year Ended December 31,
2014
(in thousands)
Current
U.S. federal and state	$272
Non-U.S.	1,775
Total current	2,047
Deferred
U.S. federal and state	22,910
Non-U.S.	2,324
Total deferred	25,234
Provision/(benefit) for income taxes	$27,281

As of December 31, 2014, our U.S. federal, state and foreign income taxes receivable/(payable) was $0.0 million.

The tax provision for the year ended December 31, 2014 was primarily deferred taxes on income from our U.S. operations and certain foreign subsidiaries where we have not established a valuation allowance. The 2014 tax provision was disproportionate to pre-tax book income due to the valuation allowances which still remain with respect to the majority of our non-US operations.

We currently have a valuation allowance of $109.2 million against certain deferred tax assets, of which $107.3 million relates to foreign jurisdictions. We will continue to assess the level of the valuation allowance required; if sufficient positive evidence exists in future periods to support a release of some or all of the valuation allowance, such a release would likely have a material impact on our results of operations. With respect to the valuation allowance established against our non-U.S.-based deferred tax assets, a significant item of objective negative evidence evaluated in our determination was cumulative losses incurred over the three-year period ended December 31, 2014. This objective evidence limited our ability to consider other subjective evidence such as future income projections.

Our effective income tax rate differs from the U.S. federal statutory rate as follows:

Year Ended December 31,
2014
Federal statutory rate	35.0%
State and local income taxes, net of federal benefit	0.2
Taxes at differing rates	7.6
Change in valuation allowance	19.1
Goodwill impairment charges	—
Reserve for uncertain tax positions	0.3
Other	(1.0)
Effective income tax rate	61.2%

Current and non-current deferred income tax assets and liabilities in various jurisdictions are composed of the following:

December 31, 2014
(in thousands)
Current deferred income tax assets/(liabilities):
Accrued liabilities and deferred income	$2,185
Provision for bad debts	314
Prepaid expenses	(2,069)
Tax sharing liability	6,295
Reserve accounts	4,283
Valuation allowance	(509)
Current net deferred income tax assets (a)	$10,499
Non-current deferred income tax assets/(liabilities):
U.S. net operating loss carryforwards	$46,431
Non-U.S. net operating loss carryforwards	93,244
Accrued liabilities and deferred income	6,995
Depreciation and amortization	66,462
Tax sharing liability	22,571
Other	8,818
Valuation allowance	(108,714)
Non-current net deferred income tax assets	$135,807

(a)	The current portion of the deferred income tax asset at December 31, 2014 is included in Other current assets in our Consolidated Balance Sheet.

The net deferred tax assets at December 31, 2014 amounted to $146.3 million. These net deferred tax assets largely relate to temporary tax to book differences and net operating loss carryforwards, the realization of which is, in management’s judgment, more likely than not. We have assessed the likelihood of realization based on our expectations of future taxable income, carry-forward periods available and other relevant factors.

As of December 31, 2014, we had U.S. federal and state net operating loss carry-forwards of approximately $119.6 million and $109.0 million, respectively, which expire between 2021 and 2034. In addition, we had $424.6 million of non-U.S. net operating loss carry-forwards, most of which do not expire. Additionally, we had $4.4 million of U.S. federal and state income tax credit carry-forwards which expire between 2027 and 2034 and $1.1 million of U.S. federal income tax credits which have no expiration date. No provision has been made for U.S. federal or non-U.S. deferred income taxes on approximately $16.5 million of accumulated and undistributed earnings of foreign subsidiaries at December 31, 2014. A provision has not been established because it is our present intention to reinvest the undistributed earnings indefinitely in those foreign operations. The determination of the amount of unrecognized U.S. federal or non-U.S. deferred income tax liabilities for unremitted earnings at December 31, 2014 is not practicable. As of December 31, 2014, we have established a deferred income tax liability on $2.0 million of accumulated and undistributed earnings in anticipation of the liquidation of an inactive foreign subsidiary next year.

We have established a liability for unrecognized tax benefits. Once established, unrecognized tax benefits are adjusted if more accurate information becomes available, or a change in circumstance or an event occurs necessitating a change to the liability. Given the inherent complexities of the business and that we are subject to taxation in a substantial number of jurisdictions, we routinely assess the likelihood of additional assessment in each of the taxing jurisdictions.

The table below shows the changes in the liability for unrecognized tax benefits during the year ended December 31, 2014:

Year Ended December 31,
2014
(in thousands)
Balance at January 1,	$3,569
Increase as a result of tax positions taken during the prior year	—
Decrease as a result of tax positions taken during the prior year	(209)
Impact of foreign currency translation	(12)
Balance at December 31,	$3,348

The total amount of unrecognized benefits that, if recognized, would affect our effective tax rate was $3.3 million at December 31, 2014. During the next twelve months, we anticipate no reduction to this liability due to the lapsing of statutes of limitations.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. We recognized interest and penalties of $0, during the year ended December 31, 2014. Accrued interest and penalties were $0.7 million at December 31, 2014.

We file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. A number of years may elapse before an uncertain tax position, for which we have unrecognized tax benefits, is audited and finally resolved. We adjust these unrecognized tax benefits, as well as the related interest and penalties, in light of changing facts and circumstances. Settlement of any particular position could require the use of cash. Favorable resolution could result in a reduction to our effective income tax rate in the period of resolution.

The number of years with open tax audits varies depending on the tax jurisdiction. Our major taxing jurisdictions include the United States (federal and state), the United Kingdom (federal) and Australia (federal). With limited exceptions, we are no longer subject to income tax examinations by tax authorities for years before 2010.

With respect to periods prior to the Blackstone Acquisition, we are only required to take into account income tax returns for which we or one of our subsidiaries is the primary taxpaying entity, namely separate state returns and non-U.S. returns. Uncertain tax positions related to U.S. federal and state combined and unitary income tax returns filed are only applicable in the post-acquisition accounting period. We and our domestic subsidiaries currently file a consolidated income tax return for U.S. federal income tax purposes.